UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): June 11, 2002

LUCENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11639 (Commission File Number)	22-3408857 (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey (Address of principal executive offices)	07974 (Zip Code)

(908) 582-8500
(Registrant’s telephone number)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

On June 11, 2002, the Third Amendment To Five-Year Revolving Credit Facility Agreement And Second Amendment To Guarantee And Collateral Agreement to the registrant’s credit facility became effective. This amendment amends the registrant’s Five-Year Amended and Restated Revolving Credit Facility Agreement, dated as of February 26, 1998, as amended and restated as of February 22, 2001, and as further amended, among the registrant, the several banks and other financial institutions or entities from time to time parties thereto, Salomon Smith Barney Inc., as Syndication Agent, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as administrative agent for the Lenders, and the Guarantee and Collateral Agreement, dated as of February 22, 2001, made by the Borrower and certain of its subsidiaries in favor of JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Collateral Agent, as amended. This Amendment is filed as Exhibit 99.1 to this Form 8-K

Item 7. Financial Statements and Exhibits.

Exhibit 99.1	Third Amendment To Five-Year Revolving Credit Facility Agreement And Second Amendment To Guarantee And Collateral Agreement, dated as of June 7, 2002.

Item 9. Regulation FD Disclosure

On June 13, 2002, the registrant issued the press release attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC.

Dated: June 13, 2002	By:	/s/ John A. Kritzmacher

	Name: Title:	John A. Kritzmacher Senior Vice President and Corporate Controller

EXHIBIT INDEX

Exhibits:

Exhibit 99.1	Third Amendment To Five-Year Revolving Credit Facility Agreement And Second Amendment To Guarantee And Collateral Agreement, dated as of June 7, 2002.

Exhibit 99.2	Press release of Lucent Technologies Inc. dated June 13, 2002.